Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 2

TO

TRADEMARK LICENSE AGREEMENT

THIS AMENDMENT TO TRADEMARK LICENSE AGREEMENT is made and entered into on this 2nd day of May, 2005 by and among SPTC DELAWARE, LLC, a Delaware limited liability company (as assignee of SPTC, Inc., a Delaware corporation) (“SPTC”) and SOTHEBY’S HOLDINGS, INC., a Michigan corporation (“Holdings”), on the one hand, and CENDANT CORPORATION, a Delaware Corporation (“Parent”) and SOTHEBY’S INTERNATIONAL REALTY LICENSEE CORPORATION (f/k/a Monticello Licensee Corporation), a Delaware corporation (“Licensee”). Capitalized terms used herein and not defined herein shall have the meaning ascribed to such terms in the License Agreement (as defined below).

WHEREAS, SPTC, Holdings, Parent and Licensee entered into that certain Trademark License Agreement on February 17, 2004 (as heretofore amended, the “License Agreement”); and

WHEREAS, the parties hereby desire to amend the License Agreement to add the country of New Zealand to the Territory on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.        Addition of New Zealand to the Territory. The country of New Zealand is hereby added to the Territory.

1.1      Amendment of Schedule C. Schedule C is hereby amended by adding the country of New Zealand as part of the Territory.

1.2      Amendment of the Definition of “Territory.” The definition of “Territory” under Section 1.1 of the Agreement is hereby deleted in its entirety and replaced and superceded by the following (new or revised language has been underscored):

“‘Territory’ shall mean the Original Territory and any country set forth in Schedule C, as amended, including, without limitation, any country added following any exercise of the Option and upon (and subject

to) the grant of the license thereunder pursuant to the terms and conditions of Article 18.”

2.       Sharing of Development Fees for New Zealand. In the event that an initial franchise fee or development fee (“Development Fee”) is paid to the Licensee Group in connection with the grant of a master franchise or subfranchise agreement for the country of New Zealand as permitted under Subsection 7.2(a) of the License Agreement, the Licensee Group shall pay to Licensor an amount equal to 35% of such Development Fees on the 15th Business Day after the end of the calendar month in which such Development Fees are received by the Licensee Group.

3.	Miscellaneous.

3.1      Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together shall constitute one and the same agreement.

3.2      Heading. The headings herein are for convenience purposes only, do not constitute a part of this Amendment and shall not be deemed to limit or affect any of the provisions of this Amendment.

3.3      License Agreement. This Amendment shall operate as an Amendment to the License Agreement. Except as expressly provided herein, the License Agreement is not amended, modified or affected by this Amendment, and the License Agreement and the rights and obligations of the parties hereto thereunder are hereby ratified and confirmed by the parties hereto in all respects.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

SPTC DELAWARE, LLC
By:	/s/ WILLIAM S. SHERIDAN
Name: William S. Sheridan
Title: Vice President and Treasurer

SOTHEBY’S HOLDINGS, INC.
By:	/s/ WILLIAM S. SHERIDAN
Name: William S. Sheridan
Title: Executive Vice President and Chief Financial Officer

CENDANT CORPORATION
By:	/s/ C. PATTESON CARDWELL, IV
Name: C. Patteson Cardwell, IV
Title: Senior Vice President and Assistant Secretary

SOTHEBY’S INTERNATIONAL REALTY LICENSEE CORPORATION
By:	/s/ KIM VUKANOVICH
Name: Kim Vukanovich
Title: Vice President